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                                                                 Exhibit 10.26

                                 FIRST AMENDMENT TO
                                  CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT ("Agreement") is made and entered into to be effective as of June 30, 1998, by and between LIFECORE BIOMEDICAL, INC., a Minnesota corporation ("Borrower") and U.S. BANK NATIONAL ASSOCIATION, a national banking association formerly known as First Bank National Association (the "Lender"), whose address is 300 Prairie Center Drive, Eden Prairie, Minnesota 55344.

                                      RECITALS

     FIRST: The Lender and the Borrower are parties to a Credit Agreement dated January 15, 1998 (the "Credit Agreement"), pursuant to which Borrower is indebted to Lender under a revolving line of credit evidenced by that certain Revolving Credit Note (the "Note") dated January 15, 1998, delivered by the Borrower to the Lender pursuant to the terms of the Credit Agreement in the original principal amount of Five Million Dollars ($5,000,000) (the "Revolving Credit Loan").

     SECOND: All indebtedness, liabilities and other obligations of the Borrower to the Lender, including without limitation the Credit Agreement and the Revolving Credit Loan are secured by (i) security interests in assets of the Borrower granted pursuant to a Security Agreement dated January 15, 1998 executed by the Borrower in favor of the Lender (the "Security Agreement"), (ii) a Custodial Pledge and Security Agreement dated January 15, 1998 executed by the Borrower in favor of the Lender.

     THIRD: The Borrower and Lender have agreed to amend certain of the covenants in the Credit Agreement.

     NOW THEREFORE, in consideration of the loans and advances made pursuant to the Credit Agreement and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by each of the parties hereto, it is agreed as follows:

1.   AMENDMENT TO CREDIT AGREEMENT.

     A.   The Credit Agreement is amended as follows:

          (1) THE DEFINITION OF THE TERM "BORROWING BASE" SET FORTH IN SECTION 1 OF THE CREDIT AGREEMENT IS HEREBY DELETED AND REPLACED TO READ IN ITS ENTIRETY AS FOLLOWS:

               "BORROWING BASE" means, at any time, the lesser of (a) Five Million Dollars ($5,000,000) or (b) seventy-five to ninety percent (75%-90%) of the Borrower's Eligible Securities, as determined by Lender based on the type of Eligible Securities as detailed in EXHIBIT A hereto, plus, after March 31, 1999, so long as the Borrower has achieved pre-tax net income of $1,000,000 for the nine months of the Borrower ended as of such date, eighty percent (80%) of the Borrower's Eligible Accounts.

          (2) SECTION 5.11 OF THE CREDIT AGREEMENT IS HEREBY DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

               5.11 "MINIMUM PRE-TAX NET INCOME. For the nine months ending March 31, 1999, achieve pre-tax net income, less interest income and extraordinary income, of not less than $1,000,000, as determined in accordance with GAAP."


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     B.   Except as amended hereby, the Credit Agreement shall remain in full force and effect.

2.   NO NOVATION.

     Nothing herein shall be construed to be a novation of the indebtedness evidenced by the Credit Agreement, as amended hereby or by the Note.

3. REAFFIRMATION OF SECURITY AGREEMENT AND CUSTODIAL PLEDGE AND SECURITY AGREEMENT.

     The Borrower reaffirms that the Security Agreement and the Custodial Pledge and Security Agreement shall continue in full force and effect and shall be entitled to all priorities existing under the Security Agreement and the Custodial Pledge and Security Agreement as of the date first executed and delivered and the security interests created thereby are hereby renewed and extended to secure payment of the Obligations (as defined therein), expressly including, but not limited to, the Credit Agreement as amended hereby, and the Note, as defined in the Credit Agreement as so amended.

4.   CONDITIONS TO EFFECTIVENESS.

     The effectiveness of this Agreement is subject to the receipt by the Lender of the following in form and substance satisfactory to the Lender in its sole discretion, unless waived in writing by the Lender:

     A.   This Agreement duly executed by the Borrower;

     B. Evidence of authorization by the Borrower's Board of Directors of the Borrower's execution of and performance under this Agreement; and

     C.   Such other items as the Lender may reasonably request.

5.   MISCELLANEOUS.

     A. All capitalized terms used herein and defined in the Credit Agreement but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

     B. All references in the Credit Agreement or any other of the Loan Documents to the Credit Agreement shall hereafter be deemed to refer to the Credit Agreement as amended by this Agreement and as may be further amended, modified, restated or replaced pursuant to written agreement signed by the Lender.

     C. The parties acknowledge that the security interests created and evidenced by the Security Agreement and the Custodial Pledge and Security Agreement are valid and subsisting and further acknowledge and agree that there are no offsets, claims or defenses to the Note, the Credit Agreement, the Security Agreement or the Custodial Pledge and Security Agreement.

     D. This Agreement is delivered in and shall in all respects be construed according to the laws of the State of Minnesota.


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     E.   This Agreement and each and every part hereof shall be binding upon the parties hereto and their successors and assigns and shall inure to the benefit of each and every future holder of the Notes including any successors and assigns of the Lender.

     F. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document.
          All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed effective as of the date and year first above written.


                              LIFECORE BIOMEDICAL, INC.,
                              a Minnesota corporation

                              By:       /s/ Dennis J. Allingham
                                 ---------------------------------------
                              Name:     Dennis J. Allingham
                                   -------------------------------------
                              Title:    Executive Vice President and CFO
                                    ------------------------------------


                              U.S. BANK NATIONAL ASSOCIATION,
                              a national banking association

                              By:       /s/ Therese L. Knutson
                                 ---------------------------------------
                              Name:     Therese L. Knutson
                                   -------------------------------------
                              Title:    Vice President
                                    ------------------------------------